COLUMBIA ACORN TRUST

Columbia Acorn SelectSM

(the “Fund”)

Supplement dated August 28, 2012

to the Prospectuses dated May 1, 2012

Effective immediately, the Fund’s prospectuses dated May 1, 2012 are supplemented by adding the following after the third full paragraph that appears under the heading Principal Investment Strategies:

The Fund takes advantage of the Investment Manager’s research and stock-picking capabilities to invest in a limited number of companies (generally between 30-60), offering the potential to provide above-average growth over time.

C-1586-4 A (8/12)